SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

0-33207	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

1-707	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit No.

99	Press release issued by Great Plains Energy Incorporated on October 22, 2003, announcing 2003 third quarter earnings information and raising 2003 earnings guidance.

ITEM 12.                RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 22, 2003, Great Plains Energy Incorporated issued a press release announcing 2003 third quarter earnings information and raising 2003 earnings guidance. A copy of the press release is attached to this report on Form 8-K as Exhibit 99.

The information, including the exhibit attached hereto, in this report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/Jeanie Sell Latz

Jeanie Sell Latz
Executive Vice President-Corporate and Shared Services and Secretary

KANSAS CITY POWER & LIGHT COMPANY

/s/Jeanie Sell Latz

Jeanie Sell Latz
Secretary

Date:  October 23, 2003